Note Popular, Inc. (Holding company only) financial information (Statement of Condition) (Parenthetical) (Detail) - Popular, Inc. Holding Co. - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Assets:
Cash and due from bank subsidiary	$ 47,663	$ 47,614
Common securities from statutory trusts	8,725	8,725
Other assets due from subsidiaries and affiliate	1,096	936
Other liabilities due to subsidiaries and affiliate	$ 2,033	$ 2,574